UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2019

BURLINGTON STORES, INC.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2006 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective September 13, 2019, Marc Katz resigned as Chief Financial Officer/Principal of Burlington Stores, Inc. (the “Company”).

(c)    John Crimmins, currently the Company’s Executive Vice President, Finance and Chief Accounting Officer, has been appointed to serve as the Company’s interim Chief Financial Officer, effective as of September 13, 2019.

Mr. Crimmins, age 62, joined the Company in March 2011 and has served as the Company’s Executive Vice President, Finance and Chief Accounting Officer since April 2018 and served as the Company’s Senior Vice President and Chief Accounting Officer from the commencement of his employment with the Company through March 2018.

At this time, changes to Mr. Crimmins’ compensation arrangements with the Company have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any such information.

There are no arrangements or understandings between Mr. Crimmins and any other persons pursuant to which he was selected as an officer of the Company, Mr. Crimmins has no family relationship with any executive officer or director of the Company, and there are no transactions in which Mr. Crimmins has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The public announcement regarding the foregoing management changes was made by means of a press release (the “Press Release”) on September 16, 2019, the text of which is set forth in Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 16, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ David Glick
David Glick Senior Vice President of Investor Relations and Treasurer

Date: September 16, 2019